                                                                    EXHIBIT 10.3

                                WAIVER AGREEMENT

         THIS WAIVER AGREEMENT (this "Waiver") entered into as of May 14, 2003 is among CENTRAL PARKING CORPORATION, a Tennessee corporation ("CPC" or the "Parent"), CENTRAL PARKING SYSTEM, INC., a Tennessee corporation ("CPS"), ALLRIGHT CORPORATION, a Delaware corporation ("Allright"), KINNEY SYSTEM, INC., a Delaware corporation ("Kinney"), CPS FINANCE, INC., a Delaware corporation ("CPSF"), CENTRAL PARKING SYSTEM OF TENNESSEE, INC., a Tennessee corporation ("CPST"), (CPC, CPS, Allright, Kinney, CPSF and CPST are hereinafter referred to individually as a "Borrower" and collectively as the "Borrowers"), the Subsidiary Guarantors, the Lenders party hereto and Bank of America, N.A., as administrative agent for the Lenders (in such capacity, "Administrative Agent"). Capitalized terms used herein and not otherwise defined shall have the respective meanings given to them in the Loan Agreement (as defined below).

                                    RECITALS

         WHEREAS, the Borrowers, the Guarantors, the Lenders and the Administrative Agent have entered into that certain Credit Agreement dated as of February 28, 2003 (as amended, modified, supplemented, extended or replaced from time to time, the "Loan Agreement");

         WHEREAS, an Event of Default (i) has occurred under the Loan Agreement as a result of the Parent's failure to comply, for the fiscal quarter ending March 31, 2003, with the Consolidated Leverage Ratio set forth in Section 8.11(a) and the Consolidated Senior Leverage Ratio set forth in Section 8.11(b), and (ii) may occur under the Loan Agreement as a result of the Parent's failure to comply, for the fiscal quarter ending June, 30, 2003, with the Consolidated Leverage Ratio set forth in Section 8.11(a), the Consolidated Senior Leverage Ratio set forth in Section 8.11(b) and/or the Consolidated Fixed Charge Coverage Ratio set forth in Section 8.11(c) (collectively, the "Financial Covenant Defaults");

         WHEREAS, the Borrowers have requested that the Lenders waive the Financial Covenant Defaults as of the Effective Date (as defined below);

         WHEREAS, the requisite Lenders have directed the Administrative Agent to execute this waiver, subject to the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1.       Waiver.

                  (a) Waiver. The Loan Parties acknowledge that the Financial Covenant Defaults have occurred or may occur. The Lenders hereby waive the Financial Covenant Defaults subject to the satisfaction of all of the terms and conditions set forth in this Waiver until the Waiver Termination Date (defined below).

                  (b) Modifications to Pricing. During the period beginning on May 1, 2003 to and including the Waiver Termination Date, (i) the "Applicable Rate" under the Loan Agreement shall be 3.00% for Revolving Loans consisting of Eurodollar Rate Loans, 1.50% for Revolving Loans consisting of Base Rate Loans, and 3.00% for Letter of Credit Fees and
         (ii) Tranche B Term Loans consisting of Eurodollar Rate Loans shall bear interest at a rate equal to the Eurodollar Rate plus 3.50% and Tranche B Term Loans consisting of Base Rate Loans shall bear interest at a rate equal to the Base Rate plus 2.00%.

                  (c) Modifications to Covenants. Prior to the Waiver Termination Date (as hereinafter defined), (i) the Total Revolving Outstandings at any time shall not exceed $140,000,000, (ii) in addition to the other conditions contained in Section 7.01, as soon as available, but in any event within 30 days after the end of each fiscal month of the Parent, the Parent shall deliver to the Administrative Agent a consolidated balance sheet of the Consolidated Parties as at the end of such fiscal month and the related consolidated statement of earnings for such fiscal month and for the portion of the Parent's fiscal year then ended, all in reasonable detail and certified by a Responsible Officer of the Parent as fairly presenting the financial condition and results of operations of the Consolidated Parties as of such date and for the month then ended in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes,
         (iii) in addition to the other conditions contained in Section 8.02(i), any Investment consisting of an Acquisition (other than an Acquisition in which a Consolidated Party has entered into a binding purchase contract prior to the Effective Date with a maximum purchase price of up to $2,000,000) shall require the approval of the Required Lenders,
         (iv) the reinvestment right contained in Section 2.05(b)(iii) as it relates to Dispositions shall be suspended so that Net Cash Proceeds in excess of $2,500,000 obtained during fiscal year 2003 from all Dispositions shall be required to be used to repay Loans and Cash Collateralize the L/C Obligations in accordance with the terms of
         Section 2.05(b)(vi) and (v) the Administrative Agent shall engage (at the expense of the Parent) an independent consulting firm reasonably acceptable to the Parent (the "Consultant") to examine and report on the Borrowers' and the Guarantors' financial projections, reporting systems and such other matters regarding the business and affairs of the Borrowers and the Guarantors as the Administrative Agent may reasonably request (including specifically without limitation a review of the financial statements of the Parent for the fiscal quarter ending March 31, 2003), all as directed by the Administrative Agent after consultation with the Parent. In addition, on or before August 15, 2003, the Borrowers, the Guarantors, the Required Lenders and the Administrative Agent shall enter into a mutually acceptable amendment to the Loan Agreement (the "Loan Agreement Amendment").

                  (d) Waiver Termination. Notwithstanding anything in this Waiver to the contrary, it is acknowledged and agreed that on the earlier of (i) the occurrence of any Default or Event of Default (other than the Financial Covenant Defaults), and (ii) any breach by the Borrower of the terms of this Waiver (including a failure to execute and deliver the Loan Agreement Amendment as described in Paragraph 1(c) above) (the "Waiver Termination Date"), the waiver under this Waiver thereafter shall terminate and no longer be in effect. If the Waiver Termination Date occurs prior to the execution of the Loan Agreement Amendment as described in Paragraph 1(c) above, upon the occurrence of the Waiver Termination Date, an Event of Default shall exist and the Administrative Agent and the Lenders shall have all rights under the Loan Agreement with respect thereto, including the rights under Section 9.02.

                  (e) Reservation of Rights. Except for the specific waiver set forth in clause (a) above, nothing contained herein shall be deemed to constitute a waiver of (i) any rights or remedies the Administrative Agent or any Lender may have under the Loan Agreement or any other Loan Document or under applicable law or (ii) the Loan Parties' obligation to comply fully with any duty, term, condition, obligation or covenant contained in the Loan Agreement and the other Loan Documents not specifically waived. The specific waiver set forth herein is a one-time waiver and shall be effective only in this specific instance and only until the Waiver Termination Date, and shall not obligate the Lenders to waive any other Default or Event of Default, now existing or hereafter arising.

         2. Conditions Precedent. This Waiver shall become effective as of the date when each of the following conditions precedent has been satisfied (the "Effective Date"):


                  (a) The Administrative Agent shall have received counterparts of this Waiver duly executed by each of the Loan Parties.

                  (b) The Administrative Agent shall have received duly executed consents to the Waiver from (i) the Required Lenders and (ii) Lenders holding in the aggregate at least a majority of the Revolving Commitments.

                  (c) The Administrative Agent shall have received (i) for the account of each Lender approving this Waiver on or before 5 p.m. Eastern time, May 15, 2003, the waiver fees agreed to be paid in connection with such approval, and (ii) all reasonable fees and expenses incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Waiver and the other transactions contemplated herein including, without limitation, the legal fees and expenses of Moore & Van Allen PLLC, counsel to the Administrative Agent.

         3.       Miscellaneous.

                  (a) Representations and Warranties. Each Loan Party represents and warrants to the Lenders that:

                           (i) the representations and warranties of the Loan Parties set forth in Article VI of the Loan Agreement are true and correct as of the date hereof, except, in each case, for those that specifically relate to an earlier date or that would not be correct because of the existence of the Financial Covenant Defaults;

                           (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default (other than the Financial Covenant Defaults); and

                           (iii) the Collateral Documents in effect as of the date of the Waiver create a valid perfected security interest in, and Lien upon, the Collateral.

                  (b) Counterparts/Telecopy. This Waiver may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered if requested.

                  (c) Entirety. This Waiver and the other Loan Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. These Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.

                  (d) GOVERNING LAW. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  (e) Successors and Assigns. This Waiver shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  (f) Section References. Unless otherwise provided therein, references herein to "Sections" are references to Sections of the Loan Agreement.

                  (g) Execution by Administrative Agent. This Waiver is executed by the Administrative Agent on behalf of itself and all Lenders who have approved this Waiver pursuant to Section 11.01.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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
                                 SIGNATURE PAGE
                                WAIVER AGREEMENT
                           CENTRAL PARKING CORPORATION

         The parties hereto have duly executed this Waiver as of the date first above written.

BORROWERS:                        CENTRAL PARKING CORPORATION,
                                  a Tennessee corporation


                                  By: /s/ Monroe J. Carell, Jr.
                                     ------------------------------
                                  Name: Monroe J. Carell, Jr.
                                       ----------------------------
                                  Title: Chairman and Chief
                                           Executive Officer
                                        ---------------------------


                                  CENTRAL PARKING SYSTEM, INC.,
                                  a Tennessee corporation
                                  ALLRIGHT CORPORATION,
                                  a Delaware corporation
                                  KINNEY SYSTEM, INC.,
                                  a Delaware corporation
                                  CPS FINANCE, INC.,
                                  a Delaware corporation
                                  CENTRAL PARKING SYSTEM OF TENNESSEE, INC., a Tennessee corporation

                                  By: /s/ Robert Votteler
                                     ------------------------------
                                  Name: Robert Votteler
                                       ----------------------------
                                  Title: Vice President and
                                           Treasurer
                                        ---------------------------

GUARANTORS:                      CENTRAL PARKING SYSTEM OF NEW YORK, INC.,
                                 a Tennessee corporation
                                 KINNEY PARKING SYSTEM, INC.,
                                 a New York corporation
                                 CENTRAL PARKING SYSTEM OF PENNSYLVANIA, INC., a Tennessee corporation
                                 CENTRAL PARKING SYSTEM OF VIRGINIA, INC. (F/K/A DIPLOMAT PARKING CORP.), a DC corporation
                                 CENTRAL PARKING SYSTEM OF TEXAS, INC.,
                                 a Texas corporation
                                 CENTRAL PARKING SYSTEM OF OHIO, INC.,
                                 a Tennessee corporation
                                 CENTRAL PARKING SYSTEM OF FLORIDA, INC.,
                                 a Tennessee corporation
                                 ALLRIGHT NEW YORK PARKING, INC.,
                                 a New York corporation
                                 CENTRAL PARKING SYSTEM OF NEW JERSEY, INC., a New Jersey corporation
                                 ALLRIGHT PARKING MANAGEMENT, INC.,
                                 a Delaware corporation
                                 CENTRAL PARKING SYSTEM OF GEORGIA, INC.,
                                 a Tennessee corporation
                                 USA PARKING SYSTEM, INC. (F/K/A MARLIN, INC.),
                                 a Tennessee corporation
                                 CENTRAL PARKING SYSTEM OF LOUISIANA, INC.,
                                 a Tennessee corporation
                                 CENTRAL PARKING SYSTEM OF MARYLAND, INC.,
                                 a Tennessee corporation
                                 CENTRAL PARKING SYSTEM REALTY OF NEW YORK, INC., a Tennessee corporation
                                 CENTRAL PARKING SYSTEM OF WASHINGTON, INC., a Tennessee corporation
                                 CENTRAL PARKING SYSTEM OF MISSOURI, INC. (F/K/A CPS-ST. LOUIS, INC.), a Tennessee corporation
                                 CENTRAL PARKING SYSTEM OF WISCONSIN, INC.,
                                 a Tennessee corporation


                                 By: /s/ Robert Votteler
                                    ---------------------------------
                                 Name: Robert Votteler
                                      -------------------------------
                                 Title: Vice President and Treasurer
                                       ------------------------------
                                 of each of the foregoing Guarantors

                                 [signature pages continue]

                                 SIGNATURE PAGE
                                WAIVER AGREEMENT
                          CENTRAL PARKING CORPORATION


                                 BANK OF AMERICA, N.A., as
                                 Administrative Agent

                                 By:  /s/ Michael Brashler
                                      -------------------------------
                                 Name:  Michael Brashler
                                        -----------------------------
                                 Title: Vice President
                                       ------------------------------